Employee benefit plan	12 Months Ended
Dec. 31, 2021
Retirement Benefits [Abstract]
Employee benefit plan
Note 13. Employee benefit plan
In 2018, the Company adopted a defined contribution retirement savings plan under Section 401(k) of the Internal Revenue Code. This plan covers substantially all employees who meet minimum age and service requirements and allows participants to defer a portion of their annual compensation on a pre-tax
basis. The Company at its discretion offers matching contributions of up to 4% of each employee’s annual compensation. The Company provided matching contributions of $1.0 million, $0.7 million and $0.5 million to the plan during the years ended December 31, 2021, 2020 and 2019, respectively.